UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 10, 2007

Date of Report (Date of earliest event reported)

ResMed Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15317	98-0152841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14040 Danielson Street

Poway, California 92064-6857

(Address of Principal Executive Offices) (Zip Code)

(858) 746-2400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 10, 2007, we agreed to sell and simultaneously leaseback real property in Poway, California, where our principal executive offices and one of our US distribution facilities are located.

A Purchase and Sale Contract relating to the transaction was dated November 5, 2007, and a first amendment was dated November 30, 2007. Both were subject to approval by our board of directors. On December 10, 2007 our board of directors granted its approval. In the transaction, our subsidiary ResMed Corp. will sell the property to Emri Properties, Inc., for the purchase price of $25.295 million in cash. This transaction is expected to close in March 2008. Upon closing of the transaction, which is subject to various customary conditions, we will lease back the property for a period ending June 20, 2009, and will retain an option to extend the lease term for an additional three months.

A copy of the Purchase and Sale Contract and the amendment is attached as Exhibit 10.1 and 10.2 to this report, and the summary above is qualified by reference to the entire document. No material relationships exist between us and the buyer.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2007, our Board of Directors adopted and approved our Fourth Amended and Restated Bylaws, which amended Article V, sections 1, 2, and 3 to provide for the issuance, recording, and transfer of both certificated and uncertificated shares of our stock. The Board adopted the Amended Bylaws in connection with the New York Stock Exchange requirement that all listed securities be eligible to participate in the Direct Registration System.

The description above is qualified by reference to the full text of the Amended Bylaws attached as Exhibit 3.1 and incorporated here by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits:	Description of Document
3.1	Fourth Amended and Restated Bylaws of ResMed Inc.
10.1	Purchase and Sale Contract by and between ResMed Corp. and Emri Properties, Inc.
10.2	First Amendment to Purchase and Sale Contract by and between ResMed Corp. and Emri Properties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2007	RESMED INC.

	By:	/s/ David Pendarvis
	Name:	David Pendarvis
	Its:	Secretary, Global General Counsel and Senior Vice President –Organizational Development

EXHIBIT INDEX

Exhibits:	Description of Document
3.1	Fourth Amended and Restated Bylaws of ResMed Inc.
10.1	Purchase and Sale Contract by and between ResMed Corp. and Emri Properties, Inc.
10.2	First Amendment to Purchase and Sale Contract by and between ResMed Corp. and Emri Properties, Inc.